Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,
	2004	2004	2004	2004	2004	2004	2005
NETBANK, INC. CONSOLIDATED

Retail customers	257,448	256,509	253,077	251,928	249,196	249,377	247,163
Business customers	19,304	20,602	19,790	20,958	20,933	21,050	21,271
Total customers	276,752	277,111	272,867	272,886	270,129	270,427	268,434

Services per customer (consolidated)	1.74	1.74	1.74	1.74	1.74	1.75	1.77
Services per customer (bank only)	2.21	2.20	2.23	2.24	2.24	2.26	2.28

Total average assets (consolidated)	$5,332,771	$5,352,072	$4,952,168	$4,627,262	$4,779,833	$4,734,276	$4,654,021

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	51%	52%	54%	54%	53%	55%	55%
Direct deposit of payroll penetration (accounts > 90 days)	49%	48%	52%	53%	53%	53%	54%

Retail deposits	$2,306,632	$2,379,358	$2,367,279	$2,326,316	$2,299,561	$2,299,996	$2,207,693
Small business deposits	44,754	54,318	53,713	54,710	57,000	55,120	56,241
Other deposits	231,398	259,702	324,633	277,573	261,077	288,301	228,446
Total deposits	$2,582,784	$2,693,378	$2,745,625	$2,658,599	$2,617,638	$2,643,417	$2,492,380

Average retail checking account balance	$2,409	$2,331	$2,440	$2,490	$2,483	$2,681	$2,546
Average retail money market account balance	$15,331	$15,169	$15,075	$15,025	$14,810	$14,806	$14,595
Average retail CD balance	$17,658	$17,509	$17,310	$17,158	$17,002	$16,882	$16,655

Average small business checking account balance	$6,472	$7,032	$6,148	$6,747	$7,278	$6,871	$7,040
Average small business money market account balance	$42,316	$53,645	$54,454	$53,307	$54,394	$51,484	$51,440
Average small business CD balance	$48,549	$42,171	$38,643	$36,478	$37,170	$36,739	$31,828

Indirect Auto Lending –
Number of loans	2,039	1,296	1,064	1,175	1,296	1,291	1,280
Production	$45,246	$27,563	$22,533	$23,856	$27,074	$27,981	$27,198
Weighted Average Note Rate	5.80%	6.34%	6.28%	6.39%	6.19%	6.04%	6.34%

Business Equipment Financing —
Production	$15,120	$15,036	$16,707	$14,501	$13,123	$19,214	$12,923

Servicing Portfolio –
Held for sale MSRs	$189,642	$257,065	$275,756	$219,556	$173,414	$193,877	$144,403
Available for sale MSRs	12,747,454	12,701,630	13,071,921	12,979,099	12,883,131	12,699,935	12,647,191
UPB underlying MSRs	12,937,096	12,958,695	13,347,677	13,198,655	13,056,545	12,893,812	12,791,594
Work-in-process and whole loans	3,759,063	3,856,603	3,231,522	3,134,307	3,030,106	2,834,070	2,611,503
Sold but not transferred	751,906	475,163	636,924	712,502	741,808	977,563	1,208,194
Third party subservicing	126,160	124,612	1,268	1,268	1,280	1,257	1,343
Total loans serviced	$17,574,225	$17,415,073	$17,217,391	$17,046,732	$16,829,739	$16,706,702	$16,612,634

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.99%	6.00%	5.96%	5.96%	5.96%	5.96%	5.96%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	5.37%	5.37%	5.86%	6.88%	5.96%	5.99%	5.66%
Bankruptcy & foreclosure	0.98%	0.98%	1.00%	1.03%	1.15%	1.20%	1.27%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$804,370	$908,524	$827,423	$786,468	$749,956	$812,990	$627,629
Non-conforming mortgage production	293,319	275,736	239,504	242,354	251,132	278,965	195,440
Total mortgage production	$1,097,689	$1,184,260	$1,066,927	$1,028,822	$1,001,088	$1,091,955	$823,069

Refinance loans as a % of production	26%	28%	30%	31%	36%	32%	36%

Conforming mortgage sales	$661,691	$792,412	$1,247,442	$628,823	$684,589	$1,042,389	$418,374
Non-conforming mortgage sales	370,163	287,556	280,073	226,116	262,474	262,565	269,882
Total mortgage sales	$1,031,854	$1,079,968	$1,527,515	$854,939	$947,063	$1,304,954	$688,256

Locked conforming mortgage pipeline	$1,219,207	$1,302,306	$1,088,434	$1,084,298	$906,463	$754,876	$822,452

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	6,287	6,326	7,809	7,619	7,816	7,779	7,435
ATMs (proprietary)	542	543	540	548	566	548	501
Total ATMS Serviced	6,829	6,869	8,349	8,167	8,382	8,327	7,936

Merchant Service Terminals	1,467	1,492	1,511	1,687	1,717	1,792	1,986

Insurance Sales Processing –
Number of policies sold	219	197	122	153	148	170	198
Number of policies in force	1,238	1,358	1,446	1,573	1,685	1,768	1,845

	February 28,	March 31,	April 30,	May 31,	June 30,	July 31,
	2005	2005	2005	2005	2005	2005
NETBANK, INC. CONSOLIDATED

Retail customers	246,116	244,318	244,120	243,293	242,946	256,474
Business customers	21,287	26,580	26,411	27,036	25,903	26,093
Total customers	267,403	270,898	270,531	270,329	268,849	282,567

Services per customer (consolidated)	1.79	1.81	1.81	1.82	1.83	1.81
Services per customer (bank only)	2.31	2.32	2.32	2.33	2.32	2.35

Total average assets (consolidated)	$4,504,199	$4,667,279	$4,733,193	$4,823,988	$5,070,401	$4,993,980

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	55%	55%	55%	55%	55%	56%
Direct deposit of payroll penetration (accounts > 90 days)	55%	56%	57%	57%	56%	56%

Retail deposits	$2,171,962	$2,232,362	$2,213,902	$2,249,718	$2,425,525	$2,548,422
Small business deposits	55,623	51,741	55,161	55,916	53,753	56,061
Other deposits	245,156	308,255	280,509	279,993	316,322	353,287
Total deposits	$2,472,741	$2,592,358	$2,549,572	$2,585,627	$2,795,600	$2,957,770

Average retail checking account balance	$2,649	$2,619	$2,717	$2,600	$2,503	$2,542
Average retail money market account balance	$14,695	$14,645	$14,169	$14,037	$13,574	$13,419
Average retail CD balance	$16,285	$15,995	$15,736	$15,603	$15,436	$15,387

Average small business checking account balance	$6,708	$7,189	$6,655	$6,511	$6,310	$6,645
Average small business money market account balance	$50,371	$42,060	$47,540	$47,368	$43,698	$44,714
Average small business CD balance	$30,526	$30,932	$29,935	$29,923	$30,305	$29,044

Indirect Auto Lending –
Number of loans	1,005	1,714	1,812	1,823	2,090	1,840
Production	$21,637	$38,543	$40,761	$41,391	$49,686	$43,992
Weighted Average Note Rate	6.55%	6.30%	6.48%	6.63%	6.42%	6.42%

Business Equipment Financing —
Production	$15,090	$17,884	$15,805	$14,642	$16,091	$13,990

Servicing Portfolio –
Held for sale MSRs	$179,178	$201,652	$145,350	$127,977	$210,658	$158,494
Available for sale MSRs	12,534,408	14,819,452	14,644,655	14,468,800	14,221,167	14,013,617
UPB underlying MSRs	12,713,586	15,021,104	14,790,005	14,596,777	14,431,825	14,172,111
Work-in-process and whole loans	2,497,545	2,624,251	2,863,310	2,989,308	3,090,391	3,179,712
Sold but not transferred	885,077	1,052,638	1,189,575	932,756	960,773	1,259,483
Third party subservicing	1,406	788	662	545	949	471
Total loans serviced	$16,097,614	$18,698,781	$18,843,552	$18,519,386	$18,483,938	$18,611,777

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.95%	5.89%	5.90%	5.89%	5.90%	5.90%
Weighted average service fee	0.33%	0.32%	0.32%	0.35%	0.32%	0.32%
Delinquency percentage (30+ days)	5.34%	4.63%	5.68%	5.71%	5.66%	5.90%
Bankruptcy & foreclosure	1.37%	1.48%	1.46%	1.46%	1.56%	1.47%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$645,390	$873,407	$714,072	$848,614	$1,027,584	$932,735
Non-conforming mortgage production	191,842	242,901	277,677	285,072	302,480	269,234
Total mortgage production	$837,232	$1,116,308	$991,749	$1,133,686	$1,330,064	$1,201,969

Refinance loans as a % of production	37%	34%	32%	32%	31%	32%

Conforming mortgage sales	$691,228	$910,939	$495,551	$718,418	$1,071,095	$610,017
Non-conforming mortgage sales	198,554	233,085	227,717	253,494	318,554	265,938
Total mortgage sales	$889,782	$1,144,024	$723,268	$971,912	$1,389,649	$875,955

Locked conforming mortgage pipeline	$989,247	$917,450	$1,152,081	$1,229,181	$1,200,719	$1,009,914

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	7,720	7,695	7,744	7,726	7,853	7,904
ATMs (proprietary)	505	529	481	515	415	471
Total ATMS Serviced	8,225	8,224	8,225	8,241	8,268	8,375

Merchant Service Terminals	2,012	2,085	2,122	2,166	2,207	2,224

Insurance Sales Processing –
Number of policies sold	135	104	83	82	109	71
Number of policies in force	1,882	1,901	1,956	1,977	2,024	2,059

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for July 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights and Clarifications Include:

•                  Total customer relationships grew by 13,718 or 5.1%. The increase relates primarily to the portfolio of mortgage servicing rights we acquired in March. We boarded the underlying relationships onto our system at the beginning of July.

•                  Total deposits rose by $162 million or 5.8%. The growth was spread across retail, small business and escrow accounts for our mortgage operations.

•                  Auto loan production declined by $5.7 million or 11.5% due to a fewer number of funding days in July versus June.

•                  Business finance production eased by $2.1 million or 13%. Production in this channel tends to fluctuate on a monthly basis. Seasonality played a role this month due to the holiday and summer vacations.

•                  We have refined our reporting on our mortgage servicing rights. The fee and delinquency statistics are now based on the available for sale servicing portfolio only. These statistics previously included mortgage servicing rights that were in the process of being transferred to another investor. We have restated prior months to conform to the new methodology. We think this format provides a more meaningful view of our available for sale portfolio.

•                  Conforming mortgage production fell by $94.8 million or 9.2%, while conforming sales were off $461 million or 43.0%. Non-conforming production declined by $33.2 million or 11.0%, while non-conforming sales decreased by $52.6 million or 16.5%. Sales in both channels are typically at their lightest during the first month of a quarter, like July.

•                  The locked conforming mortgage pipeline eased by $191 million or 15.9%, but it remained above the billion dollar mark.

Earnings Outlook:

The company reiterates the third quarter earnings guidance it provided on August 3. Management stated then that third quarter results would likely resemble those from the second quarter. Management also mentioned two risks that could adversely impact results and push them below current expectations. These risks are: 1) Competitive pricing in the conforming and/or non-conforming mortgage channels; and 2) Volatile net servicing results.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com